SCHEDULE 14A
                            (Rule 14a-101)
      INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                 Securities and Exchange Act of 1934

Filed by the Registrant  [ X  ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:
[ X  ] Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[    ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   DSI INDUSTRIES, INC.
           (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ]    No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fees paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
                                                   Preliminary Copies

                         DSI INDUSTRIES, INC.

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          September 25, 1997

To the Stockholders of DSI Industries, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of DSI Industries, Inc. (the "Company") will be held at Four Points Hotel, 505 Avenue Q, Lubbock, Texas, on Thursday, September 25 , 1997 at 10:00 A.M., local time, for the following purposes:

     1.  To elect directors;

     2. To approve a proposed amendment to the Company's Certificate of Incorporation to change the name of the Company from DSI Industries, Inc. to Norton Drilling Services, Inc.;

     3.  To adopt the DSI Industries, Inc. 1997 Stock Option Plan;

     4. To ratify the selection of Robinson Burdette Martin & Cowan LLP as independent auditors of the Company for the fiscal year commencing December 1, 1996; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 7, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

     Management requests all stockholders to sign and date the enclosed form of proxy and return it in the postage paid, self-addressed envelope provided for your convenience. Please do this whether or not you plan to attend the meeting. Should you attend, you may, if you wish, withdraw your proxy and vote your shares in person.

                       By Order of the Board of Directors,



                       Sherman H. Norton, Jr., Chairman



Lubbock, Texas
August 18, 1997

                      DSI INDUSTRIES, INC.
                         PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS
             To be held Thursday, September 25, 1997

     This Proxy Statement is furnished by the Board of Directors of DSI Industries, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders which will be held at Four Points Hotel, 505 Avenue Q, Lubbock, Texas, on September 25, 1997, at 10:00 A.M., local time, and all adjournments thereof.

     Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, Attention: Secretary, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting of Stockholders. Attendance at the meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the Annual Meeting of Stockholders, or at any adjournment thereof. Unless otherwise specified in the proxy, shares represented by proxies will be voted
(i) for the election of the nominees for director listed below, (ii) in favor of the name change of the Corporation to Norton Drilling Services, Inc., (iii) for adoption of the Company's 1997 Stock Option Plan, and (iv) for the ratification of the selection of the independent auditors.

     The Company's executive offices are located at 5211 Brownfield Highway, Suite 230, Lubbock, Texas 79407-3501, (806) 785-8400. On or
about August 18, 1997 this Proxy Statement and the accompanying form of proxy together with a copy of the Annual Report of the Company for the year ended November 30, 1996, including financial statements, are to be mailed to each stockholder of record at the close of business on August 7, 1997.

                        VOTING SECURITIES

     Only stockholders of record at the close of business on August 7, 1997 are entitled to vote at the meeting. As of August 7, 1997, the Company had issued and outstanding and entitled to vote 23,359,714 shares of common stock, par value $0.01 per share (the
"Common Stock"), the Company's only class of voting securities outstanding. Each share of Common Stock entitles the holder thereof to one vote. A majority of the outstanding shares of Common Stock constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker
Shares that are not voted on any matter will not be included in determining whether a quorum is present. The election of each nominee for director, as set forth in Proposal No. 1 below, the adoption of the Company's 1997
Stock Option Plan set forth in Proposal No. 3, and the ratification of the selection of Robinson Burdette Martin & Cowan LLP as independent accountants, as set forth in Proposal No.4 below, each requires the affirmative vote of a majority of the votes cast. The approval of the amendment to the Company's Certificate of Incorporation, as set forth in Proposal No. 2 (changing the name of the Company to Norton Drilling
Services, Inc.) requires the affirmative vote of a majority of the outstanding shares of Common Stock.

     The following table sets forth certain information with respect to those persons or groups known to the Company who beneficially own more than 5% of the Company's Common Stock, for all directors of the Company, and for David W. Ridley who is an executive officer of the Company, and for all directors and officers as a group.

                                               Amount and Nature of     Percent
Name of Beneficial Owner                       Beneficial Ownership(1)  of Class

    Sherman H. Norton, Jr. . . . . . . . . . . .    3,510,383(2)          14.1
      5211 Brownfield Highway, Suite 230
      Lubbock, Texas 79407-3501

    Larry Adkins . . . . . . . . . . . . . . . .       10,000(3)           *

    Carl Beach . . . . . . . . . . . . . . . . .       10,000(4)           *

    Kevin Lewis. . . . . . . . . . . . . . . . .       10,000(4)           *

    S. Howard Norton, III. . . . . . . . . . . .      846,022            3.6

    John William Norton. . . . . . . . . . . . .      863,421            3.7

    David W. Ridley. . . . . . . . . . . . . . .       31,300(5)           *

    All directors and executive officers
     as a group (7 persons). . . . . . . . . . .    5,281,126(6)        21.1


*   Less than 1%.

(1) All information is as of August 7, 1997 and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of
    1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission or otherwise known to the Company. Unless otherwise indicated, beneficial ownership disclosed consists of sole voting and
    dispositive power.   Shares of Common Stock subject to option
    currently exercisable, or exercisable within sixty days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. Sherman H. Norton, Jr. is the father of S. Howard Norton and John William Norton, and are all directors of the Company.

(2) Includes (i) 931,818 shares of Common Stock issuable pursuant to a convertible note held by Mr. Norton which becomes due on May 18, 1998, (ii) 640,000 shares issuable pursuant to warrants exercisable at $0.50 per share which expire on February 24, 2007, (iii) 17,024 shares issuable pursuant to warrants exercisable at $0.78 per share which expire on February 24, 2007, and (iv) 32,000 shares issuable pursuant to warrants exercisable at $0.625 per share which expire on April 1, 2002.

(3) Consists of options to purchase 10,000 shares of Common Stock at an exercise price of $0.56 per share which expire on January 31, 2007.

(4) Consists of options to purchase 10,000 shares of Common Stock at an exercise price of $0.63 per share which expire on March 31, 2007.

(5) Includes 4,000 shares of Common Stock owned by Mr. Ridley's wife and 6,000 shares of Common Stock owned by Mr. Ridley's daughter, Natanya C. Ridley, under the Uniform Gifts to Minors Act. Mr.
    Ridley disclaims all beneficial ownership to the aforementioned shares owned by his wife and daughter.

(6) Includes the securities described above listed in footnotes (2) through
    (5) above.


                      ELECTION OF DIRECTORS
                         (Proposal No. 1)

    The Company's Board of Directors consists of six members. All six directors are to be elected at the Annual Meeting to constitute the Board of Directors of the Company to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their respective successors. If no other choice is specified in the accompanying proxy, the persons named therein have advised management that it is their present intention to vote the proxy for the election of the nominees set forth below. Each of the nominees is presently a director of the Company. In June 1996, Larry Adkins was appointed as a Director, and in April 1997, Carl Beach and Kevin Lewis were appointed Directors by the remaining members of the Board of Directors to fill vacancies caused by the resignation of Brian McDonald, Harvey Bayard, Kenneth Levy, D. Brian Hew, Peter Hew, and
Robert Hew. Should any of such nominees become unable to accept nomination or election, it is intended that the persons named in the accompanying proxy will vote for the election of such other person as management may recommend in the place of such nominee.

The following biographical information is provided with respect to each nominee for director:

Sherman H. Norton, Jr., age 67, has been a Director of the Company since October 1991 and Chairman of the Board of the Company since August 1993 and Chief Executive Officer and President since May 1995. He is currently and has been the President of the Company's subsidiary, Norton Drilling Company, and its predecessor corporation since 1976. Sherman H. Norton, Jr. received his Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma.

S. Howard Norton, III, age 40, has been a Director of the Company since October 1991. Mr. Norton is a sales representative with the Company's subsidiary, Norton Drilling Company. From 1991 until 1994, Mr. Norton was a Vice President of the Company's subsidiary, Norton Drilling Company, and its predecessor corporation since 1982. S. Howard Norton, III received his Bachelor of Business Administration degree from Texas A&M University.

John William Norton, age 37, has been a Director of the Company since October 1991. Mr. Norton is a sales representative with the Company's subsidiary, Norton Drilling Company. From 1991 until 1994, Mr. Norton was a Vice President of the Company's subsidiary, Norton Drilling Company, and a drilling engineer for Norton Drilling Company and its predecessor corporation since 1987. From 1986 to 1987, John W. Norton was self-employed as a drilling engineer consultant. John W. Norton received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University.

Larry Adkins, age 50, has been a Director of the Company since June
1996. Mr. Adkins is a senior vice president and operations manager with Marine Drilling Company, a position he has held since 1993. Prior to that Mr. Adkins was vice president and operations manager with Marine
Drilling Company. Mr. Adkins received his Bachelor of Science degree in Broad Field Sciences from Texas Tech University.

Carl C. Beach, age 44, has been a Director of the Company since April 1997. Mr. Beach is a principal in Southstar Corporation, a company which, as have Mr. Beach's other companies, focuses on oil and gas exploration in the Gulf Coast and Permian Basin of Texas and New
Mexico.   Prior to forming Southstar, Mr. Beach formed BEI Energy
Corporation in 1989 which was later merged with a subsidiary of an electric utility to form New West Fuels, where Mr. Beach served as President. After graduating from West Texas State University, Mr. Beach worked for 15 years at Beach Exploration, Inc. prior to forming BEI Energy Corporation.

Kevin E. Lewis, age 32, has been a Director of the Company since April
1997.   Mr. Lewis is the Chairman of the Board of Furr's/Bishop's,
Incorporated, a restaurant and food processing and distribution company, and has held such position since June 1993 and served as President and Chief Executive Officer of that company from July 1994 to December
1996. Prior to serving as Chairman of the Board of Furr's/Bishop's, Incorporated, Mr. Lewis was a Managing Director in the New York office of Houlihan, Lokey, Howard & Zukin, Inc., a specialty investment banking firm, where he had previously served as a Senior Vice President (January 1992 - March 1993), Vice President (January 1990 - December 1991) and Associate (June 1988 - December 1989). Mr. Lewis was a director of The LVI Group, Inc. from December 1991 to May 1993 and of
Robertson-Ceco Corporation from July 1993 to May 1997.

    The Board of Directors has no standing nominating committee or committees performing similar functions, but does have a Compensation Committee consisting of Larry Adkins, Carl Beach and Kevin Lewis who also comprise the Company's Stock Option Committee which oversees the Company's stock option plans. The Board of Directors has an Audit Committee consisting of Larry Adkins and Kevin Lewis. The function of the Audit Committee is to review and report to the Board of Directors with respect to various auditing and accounting matters, including the nomination of the Company's independent public accountants, the scope of audit procedures, general accounting policy matters, the Company's internal audit function and the performance of the Company's independent public accountants. During the past fiscal year, the Company's Board of Directors held seven meetings. No incumbent director failed to participate in at least 75% of all meetings of the Board of Directors during the past fiscal year. The Company has agreed to pay each director who is not also an employee of the Company $1,000 each quarter, and has further agreed to grant each such outside director stock options to purchase 10,000 shares of Common stock at an exercise price equal to the closing price of the Company's Common Stock on the date of grant. During the past fiscal year, the Company paid each of former directors Harvey Bayard, Kenneth
Levy and Brian J. McDonald $4,000 in directors fees (and also paid Mr. Bayard $1,046 and Mr. Levy $15,750 in additional consulting fees), and paid Mr. Adkins $2,000 and former director Robert C. Hew $1,000 in directors fees. The Board of Directors' Compensation Committee and Stock Option Committee each met three tmes during the past fiscal year. The Audit Committee did not meet during the past fiscal year.

                        EXECUTIVE OFFICERS

    In addition to the nominees set forth above, the only other executive officer of the Company is David W. Ridley. Mr. Ridley, age 41, became the Company's Chief Financial Officer, Vice President and Treasurer on October 16, 1993 and performs similar duties for the Company's subsidiary, Norton Drilling Company.

                      EXECUTIVE COMPENSATION

    The following table sets forth information regarding all cash compensation paid by the Company during the fiscal years indicated to executive officers of the Company whose compensation exceeded $100,000.
No stock options were granted to any such officers during the fiscal years indicated.

Name of Executive and                  Fiscal
Principal Positions                    Year        Salary       Bonus

  Sherman H. Norton, Jr.,               1996     $104,500     $  0.00
  Director, Chairman, President and     1995     $ 90,958     $12,500
  Chief Executive Officer of the        1994     $ xx,xxx     $  0.00
  Company; President and Treasurer
  of Norton Drilling Company.

  S. Howard Norton, III                 1996     $104,500     $  0.00
  Director, Secretary of the Company    1995     $ xx,xxx     $  0.00
                                        1994     $ xx,xxx     $  0.00

  John William Norton                   1996     $104,500     $  0.00
  Director, Assistant Secretary         1995     $ xx,xxx     $  0.00
  Of the Company                        1994     $ xx,xxx     $  0.00


                 Report on Executive Compensation

    The compensation of executive officers of the Company is determined under employment agreements with such executive officers and compensation decisions are made by the Company's entire Board of
Directors whose names are listed below at the end of this report.  As described below, to a large extent the compensation of the Company's
Chief Executive Officer and other executive officers of the Company is determined contractually pursuant to agreements entered into with such
officers.   The salary of all executive officers are reviewed at least annually.
Numerous factors are reviewed in determining compensation levels. These factors include: the compensation levels of executive officers at comparable companies, individual and Company performance, past compensation levels, years of service, performance of the Company's stock, and other relevant considerations. The Company's goal is to set cash compensation at levels consistent with that of comparable companies, and to encourage stock ownership by such officers. This approach is designed to more closely align total executive compensation with the long-term performance of the Company and enable key employees of the Company to participate in the Company's growth. Through stock ownership, the executive is rewarded if the Company's stockholders receive the benefit of appreciation of the price of the Company's Common Stock.

     On October 1, 1991, the Company, through its subsidiary, Norton Drilling Company, entered into five-year employment contracts with each of Sherman H. Norton, Jr., S. Howard Norton, III, John William Norton and Johnie P. Rose. In addition to the applicable base salaries payable under each employment agreement, the four employees could allocate among themselves an aggregate of $50,000 in additional compensation each year over the total compensation paid to such employees as a group during the prior year. Pursuant to these employment agreements, the employees agreed not to compete with Norton Drilling Company for a five-year period. On December 1, 1995, the Company, through its subsidiary, Norton
Drilling Company, entered into new five-year employment contracts with Sherman H. Norton, Jr, S. Howard Norton, III, John William Norton and Johnie P. Rose which effectively replaced the above-mentioned agreements. The new contracts provide for annual salaries of $104,500 to each of these employees. The provisions of the new contracts are the same as the prior contracts except for the amount of salary and provision for annual bonuses. Also, on December 1, 1995, Norton Drilling Company entered into a three-year employment agreement with one of it's employees which provides for a salary of $78,000 per year. On March 1, 1997, Norton Drilling Company entered into a new five-year employment agreement with Sherman H. Norton, Jr. containing the same terms as its existing agreement with Mr. Norton, but which provides for an annual salary of $153,500.

    The Board of Directors and the stockholders have adopted the Company's 1989 Stock Option Plan (the "1989 Plan"), and the Company's
Board of Directors have adopted, and the stockholders of the Company are being asked to adopt, a second plan, the Company's 1997 Stock Option
Plan (the "1997 Plan", and together with the 1989 plan, the "Plans"). The purpose of the Plans is to attract key employees, officers and directors and to encourage their continued employment and services and their increased stock ownership in the Company. The Board of Directors believes that the granting of stock options under the Plans will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth, development and financial success. The 1989 Plan provides for the grant of options to purchase up to 500,000 shares of Common Stock, and the 1997 Plan provides for the grant of options to purchase up to 1,150,000 shares of Common Stock.

    The Plans are administered by the Stock Option Committee of the Board of Directors. Options which qualify as Incentive Stock Options ("ISO's") under the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualifying options ("NQSO's") may be issued by the Company under the Plans. Options to purchase 500,000 shares of Common Stock were granted, 173,000 options have been exercised, 65,000 options have been terminated, and 262,000 options are outstanding pursuant to the 1989 Plan, thus leaving 65,000 shares of Common Stock available for issuance under the 1989 Plan. No options have been granted to date under the 1997 Plan.

    Options are granted under the Plans on a discretionary basis to employees, officers and directors of the Company (including officers and directors who are not also employees) and consultants to the Company as a reward for past services rendered and/or as an incentive for future services to be rendered.

    BOARD OF DIRECTORS:

    Larry Adkins
    Carl Beach
    Kevin Lewis
    S. Howard Norton, III
    John William Norton
    Sherman H. Norton, Jr.

Stock Options

    During the past fiscal year, no stock options were granted to, or exercised by any executives named above for which salary information is given.

                     Stock Price Performance

    The Company's Common Stock is traded in the over-the-counter market under the NASDAQ symbol DSIC. The table below presents the high and low selling prices for each quarterly period during the last two fiscal years as supplied by the National Association of Securities Dealers, Inc. These over-the-counter market quotations represent inter-dealer prices, without retail mark-up, mark down or commission and may not necessarily represent actual transactions.

                                            HIGH      LOW

December 1, 1994  -  February 28, 1995      x.xx      x.xx
March 1, 1995  -  May 31, 1995              x.xx      x.xx
June 1, 1995  -  August 31, 1995            x.xx      x.xx
September 1, 1995  -  November 30, 1995     x.xx      x.xx
December 1, 1995  -  February 29, 1996      x.xx      x.xx
March 1, 1996 - May 31, 1996                x.xx      x.xx
June 1, 1996 - August 31, 1996              x.xx      x.xx
September 1, 1996 - November 30, 1996       x.xx      x.xx
December 1, 1996 - February 28, 1997        0.78      0.41
March 1, 1997 - May 31, 1997                0.66      0.44
June 1, 1997 - August 7, 1997               x.xx      x.xx

    The following graph compares the total returns (assuming reinvestment of dividends) on $100 invested on November 30, 1990 in the Company's Common Stock, the NASDAQ Composite (U.S.) Stock Index, and the NASDAQ Non-Financial Stocks Index. The stock price performance shown on the graph below reflects historical data provided by the National Association of Securities Dealers, Inc. and is not necessarily indicative of future price performance.

[graph omitted]

                       CERTAIN TRANSACTIONS

    During May, 1993 a former officer of Norton, and an officer/director of DSI, advanced $500,000 ($90,000 and $410,000, respectively) to Norton in the form of unsecured demand notes, bearing interest equal to the entity's primary lending institution's prime rate. Interest charged to operations on the notes payable was $41,651, $49,116 and $35,579 in 1996, 1995 and 1994, respectively. The notes are convertible into DSI's common stock at $0.44 per share for an aggregate 1,136,364 shares of DSI's common stock.

    Two officers/directors of DSI, a corporation owned by an officer/director of DSI, and one former officer of Norton have ownership interests in an entity from which Norton acquired drilling rig machinery at a cost of $98,207 in 1994. On December 6, 1993 this entity loaned Norton $62,000 which was repaid on January 13, 1994 along with accrued interest in the amount of $239.

    In the year ended November 30, 1995, the three individuals and corporation mentioned above, along with Norton, participated in a joint venture in three wells. The joint venture contracted with Norton to drill, equip, and operate the three wells and incurred costs totaling approximately $83,000 and $716,000 for the years ending November 30, 1996 and 1995, respectively.

    In April, 1996, Norton sold substantially all of its interest in the joint venture to a corporation in which the two officers/directors of DSI, the corporation owned by a director of DSI and the former officer of Norton, are stockholders. The sales price of the interest sold was $200,000 and Norton realized a gain on the sale of the interest of approximately
$117,000. The corporation's pro rata share of the costs from the date of sale to November 30, 1996 was approximately $11,000 of which approximately $700 was outstanding at November 30, 1996.

    Each joint venture participant was liable for their pro rata share of the costs incurred. Norton's share was approximately $17,000 and $200,000 for the years ending November 30, 1996 and 1995, respectively. The aggregate costs to be borne by the five related parties mentioned above was approximately $19,000 and $79,000 for the years ending November 30, 1996 and 1995, respectively. The amounts due from the related parties at November 30, 1996 and 1995 was approximately $1,000 and $11,000, respectively.

    On October 3, 1995, DSI issued 1,083,096 shares of its common stock at $0.125 per share to a corporation owned by two former directors/officers of DSI and their spouses in satisfaction of an indebtedness of the Nursery Segment of $135,387.

    On June 6, 1996, the Company effected the closing (the "Closing") of a Stock Purchase and Settlement Agreement (the "Agreement"), dated as of May 30, 1996, by and between Brian Hew, Peter Hew and Everbloom Growers, Inc., a Florida corporation whose sole stockholders are Brian Hew and Peter Hew and the Company and the following direct and indirect wholly owned subsidiaries of the Company (collectively, the "DSI Affiliates"): Sunny's Plants, Inc., a Florida corporation, Sunshine Botanicals, Inc., a Florida corporation , Interior Plant Supply, Inc., a Florida corporation, Sunny's Trucking, Inc., a Florida corporation ( the "Nursery Group"), Norton Drilling Company, a Delaware corporation, and Lobell Corp., a Delaware corporation.

    Pursuant to or in accordance with the Agreement, effective upon the Closing, the following occurred: (a) The Company purchased 1,083,096 shares of common stock, par value $.01 per share, of the Company from Everbloom Growers, Inc. in consideration of the payment of $86,647.68;
(b) Each of Brian Hew, Peter Hew and Robert Hew resigned from the board of directors of the Company and Brian Hew and Peter Hew resigned from all offices held by them with the Company and the DSI Affiliates; (c) The Company delivered $30,000 to be used to assist in the resolution of certain pending tax claims against the Nursery Group; (d) The Company received an indemnification agreement and; (e) The Company and Brian
Hew, Peter Hew and Robert Hew agreed to certain releases and indemnification.

    On July 22, 1996, the Company effected the closing of a Stock
Purchase Agreement dated as of July 19, 1996, by and between a third party purchaser ("Buyer") and the Company.

    Pursuant to or in accordance with the Stock Purchase Agreement, effective upon the Closing, the following occurred: (a) Buyer purchased all the outstanding shares of common stock of Sunny's Plants, Inc., the sole stockholder of all the capital stock of Sunshine Botanicals, Inc., Interior Plant Supply, Inc., and Sunny's Trucking, Inc., from the Company, in consideration of certain releases and the payment by DSI to Buyer of $10,000; (b) Each of Sherman Norton, Howard Norton, Jay Norton and
David Ridley resigned from their respective positions as Directors and Officers of Sunny's Plants, Inc. and the Subsidiaries; and (c) The Company received the Release Agreement.

    On August 7, 1996, the Company executed a Security Agreement and a Guaranty Agreement (the "Agreements") dated as of August 1, 1996 by and between The Plains National Bank of West Texas (the "Lender") and the Company.

    Pursuant to or in accordance with the Agreements, the Company granted to the Lender a continuing security interest in all of the outstanding common stock (1,000 shares) of its only operating subsidiary, Norton
Drilling Company ("Norton"), evidenced by common stock certificate #1. Furthermore, the Company unconditionally guaranteed the prompt and full payment and performance of Norton's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender, including any amendments, extensions, modifications, renewals, or substitutions, thereto. The Company's obligations under the Agreements are unlimited and shall include all present or future obligations between Norton and the Lender, together with all interest and all of Lender's expenses and costs, incurred in connection with the obligations.

    The Agreements were executed in consideration for the Lender's funding of a promissory note in the amount of $3,000,000 and a revolving or draw note with a borrowing facility of $750,000. Payment on the $3,000,000 note shall be made on demand, but if no demand is made, then in 82 payments of principal in the amount of $35,715.00 plus accrued interest beginning September 1, 1996 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on July 1, 2003. The $750,000 note is due on demand, but if no demand is made, then interest only payments beginning September 1, 1996 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on April 1, 1997.

    On April 1, 1997, Norton Drilling Company renewed its line of credit with The Plains National Bank of West Texas. The line of credit, which had an original borrowing facility of $750,000 and a maturity date of April 1, 1997, was renewed for an additional year on April 1, 1997 with an increased borrowing facility of $1,000,000.

    As of November 30, 1996, Sherman H. Norton, Jr., S. Howard
Norton, John William Norton, and one other employee of Norton Drilling Company were owed an aggregate of $266,350 under their employment agreements. At a meeting held on February 23, 1997, the Board of Directors of DSI authorized the issuance of $166,350 worth of common stock (valued by an independent valuation expert) which resulted in the issuance of 396,071 shares of common stock to these four individuals in partial satisfaction of such unpaid compensation.

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                         INCORPORATION
          TO CHANGE NAME OF COMPANY TO NORTON DRILLING
                         SERVICES, INC.
                         (Proposal No. 2)

    The Board of Directors of the Company has adopted, subject to stockholder approval, a resolution proposing that the Company amend its Certificate of Incorporation to change the name of the Company from DSI Industries, Inc. to Norton Drilling Services, Inc. Recently, the Company discontinued its MRI and plant nursery businesses to focus on its core business, oil and gas drilling services. The new name reflects the Company's core business. The name change would be effectuated by amending Article FIRST of the Company's Certificate of Incorporation to
read as follows in its entirety: "FIRST: The name of the Corporation is NORTON DRILLING SERVICES, INC., (hereinafter called the
"Corporation")."   If Proposal No. 2 is approved by the stockholders, the
proposed name change would become effective at such time as the Company files the Certificate of Amendment with the Secretary of State of Delaware. Even if the proposed name change is approved by the stockholders, the Board of Directors may abandon the proposed name change at any time before or after the Annual Meeting and prior to the filing of the Certificate of Amendment related thereto if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the applicable Certificate of Amendment that it deems necessary to file the Certificate of Amendment with the Delaware Secretary of State and give effect to the name change.

    Assuming the presence of a quorum, the proposal to amend the Company's Certificate of Incorporation to effect the name change requires the approval by the holders of a majority of the outstanding shares of Common Stock. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

    The Board of Directors recommends a vote FOR the approval of the proposal to amend the Company's Certificate of Incorporation to change the name of the Company from DSI Industries, Inc. to Norton Drilling Services, Inc. (Proposal No. 2). The affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote at the 1997 Annual Meeting of Stockholders is required to approve the name change.

                ADOPTION OF 1997 STOCK OPTION PLAN
                         (Proposal No. 3)

    On July 29, 1997 the Board of Directors of the Company adopted a stock option plan entitled the "1997 Stock Option Plan" (the "1997 Plan").
A copy of the 1997 Plan is annexed hereto as Exhibit A. Listed below is a brief summary of the terms of the 1997 Plan, and stockholders should refer to the text of the 1997 Plan for more details. The purpose of the 1997 Plan is to induce employees, officers, directors and consultants to remain in the employ or service of the Company and its subsidiaries, if any, to attract new employees and to encourage employees, directors, officers, and consultants to increase their stock ownership in the Company. The Board of Directors believes that the granting of stock options under the 1997 Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth, development and financial success.

    Grants representing a maximum of 1,150,000 shares of Common
Stock may be awarded pursuant to the 1997 Plan. This represents less than 5% of the total number of shares of Common Stock which are presently issued and outstanding. If any options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 1997 Plan. Grants of various awards, including stock options, stock appreciation rights, and restricted stock, may be made under the 1997 Plan.

    The 1997 Plan provides that Incentive Stock Options ("ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") may be granted only to employees of the Company, including directors and officers who are also employees and Non-Qualified Stock Options ("NQSO") may be granted to the Company's employees, directors, officers and consultants regardless of whether such persons are employees of the Company.

    All options granted under the 1997 Plan will have an exercise price equal to the fair market value of the Company's common stock on the date of grant (110% of fair market value in the case of 10% or more stockholders). All options granted under the 1997 Plan shall be non-transferable except by will or pursuant to the laws of descent and distribution. In no event may ISO's exercisable for stock having an aggregate fair market value of $100,000 (together with all ISO's granted under any other Company plan) be granted which first become exercisable in any one calendar year.

    No options granted under the 1997 Plan may have a term greater than ten years (five years in the case of ISO's granted to 10% or greater stockholders). Options (both ISO's and NQSO's) will have termination provisions substantially the same as are provided under the Company's
1989 Stock Option Plan (e.g. after termination of employment, leaving office or directorship, death, disability and at the end of the option term).

    Options are granted under the Company's stock option plans on a discretionary basis to employees, officers and directors of the Company (including officers and directors who are not also employees) and consultants to the Company as a reward for past services rendered and/or as an incentive for future services to be rendered.

    Under the Code, no income is recognized by the recipient of an ISO or NQSO at the time an option is granted. Generally, the holder of an ISO will not recognize income on the exercise of such option, but will recognize income only when he subsequently disposes of the shares purchased upon the exercise of such option for a price above the exercise price. However, the difference between the fair market value of the stock on the date of exercise and the exercise price of the ISO will be included in the option holder's income for purposes of determining any alternative minimum tax liability for the year in which the ISO is exercised. Generally, upon the disposition of the stock acquired by the exercise of an ISO, the option holder will recognize gain in the amount of the excess of the selling price over the exercise price and such gain will be taxable to the recipient as long term capital gains. The holder of an NQSO will recognize ordinary income upon the exercise of such option in an amount equal to the excess of the fair market value of the Company's Common Stock on the date of exercise over the exercise price. The Company will be entitled to a federal income tax deduction in the same amount as the ordinary income recognized by the option holder upon the exercise of the NQSO but only if the Company withholds income taxes from the option holder with respect to such exercise. When the option holder disposes of shares acquired upon the exercise of an NQSO, he will recognize capital gain or loss on the difference between the amount realized upon the disposition and the fair market value of the shares on the date of exercise.

    The 1997 Plan shall terminate on July 29, 2007. Any option outstanding under the 1997 Plan at the time of the termination of the 1997 Plan shall remain in effect until such option shall have been exercised or shall have expired in accordance with its terms. The Board of Directors may make such modifications of the 1997 Plan as it shall deem advisable. However, the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders increase the number of shares as to which options may be granted, change the manner in which the initial option prices are determined, or extend the period during which an option may be granted or exercised. The Company intends to file a registration statement under the Securities Act of 1933, as amended covering the options issuable under the Plan.

    The Board of Directors recommends a vote FOR approval of the 1997 Stock Option Plan. Approval of the 1997 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at the Annual Meeting.


                  INDEPENDENT PUBLIC ACCOUNTANTS
                         (Proposal No. 4)

    The Board of Directors recommends ratification of the selection of the independent accounting firm of Robinson Burdette Martin &
Cowan LLP as auditors of the Company for the fiscal year commencing December 1, 1996. The ratification requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at the Annual Meeting. A representative of Robinson Burdette Martin & Cowan LLP is expected to attend the meeting, will have the opportunity to make a statement should he desire to do so, and is expected to be available to respond to appropriate questions.


                    1998 STOCKHOLDER PROPOSALS

    Any stockholder who intends to present a proposal for action at the Company's 1998 Annual Meeting of Stockholders, must comply with and meet the requirements of the Company's By-Laws and of Regulation 14a-8 of the Securities and Exchange Commission. Regulation 14a-8 requires, among other things, that any proposal be received by the Company at its principal executive office, 5211 Brownfield Highway, Suite 230, Lubbock, Texas 79407-3501 by April 20, 1998.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

    Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. All of these filing requirements with respect to the Company's past fiscal year were satisfied on a timely basis, except that the Form 4 Statement of Changes in Beneficial Ownership for former director Kenneth
Levy for May 1996, and the Form 4 Statement of Changes in Beneficial Ownership for director Sherman H. Norton, Jr. for January 1996 were each filed two days late. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

                    GENERAL AND OTHER MATTERS

    Management knows of no matter other than the matters described above which will be presented to the meeting. However, if any other matters properly come before the meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with his, her or their best judgment on such matters.

                     SOLICITATION OF PROXIES

    The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company will also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable expenses related thereto.

             By Order of the Board of Directors,


             Sherman H. Norton, Jr., Chairman

Lubbock, Texas
August 18, 1997

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF
THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE
FISCAL YEAR ENDED NOVEMBER 30, 1996, INCLUDING
FINANCIAL STATEMENTS AND SCHEDULES THERETO (EXCEPT
EXHIBITS), TO EACH OF THE COMPANY'S STOCKHOLDERS,
UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED
TO THE COMPANY'S OFFICES, ATTENTION: SECRETARY.
REQUESTS FROM BENEFICIAL STOCKHOLDERS MUST SET
FORTH A REPRESENTATION AS TO SUCH OWNERSHIP ON
AUGUST 7, 1997.

                       [PROXY CARD - FRONT]
      PROXY            DSI INDUSTRIES, INC.
       5211 Brownfield Highway, Suite 230, Lubbock, Texas 79407-3501 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - September 25, 1997

          The undersigned hereby appoints Sherman H. Norton, Jr. and
      David W. Ridley, , or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of DSI Industries, Inc. to be held on September 25, 1997, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on the reverse side hereof. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

      Dated:____________________________________________________, 1997
            __________________________________________________________
            __________________________________________________________
                              Please sign exactly as name appears
                              above.  For joint accounts, each joint
                              owner must sign. Please give full title if signing in a representative capacity.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

                          [PROXY CARD - BACK]

      1.  ELECTION OF DIRECTORS
          NOMINEES: Larry Adkins, Carl Beach, Kevin Lewis, S.
          Howard Norton, III, John William Norton and Sherman H.
          Norton, Jr.
          [  ] FOR ALL nominees listed above.
          [  ] FOR ALL nominees listed above
      EXCEPT:___________________________________________
      ______
          (Instruction: To withhold authority to vote on any individual nominee, write the name in the space at the right.)
          [  ] WITHHOLD AUTHORITY to vote for all nominees listed above.

      2. APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM
         DSI INDUSTRIES, INC. TO NORTON DRILLING SERVICES,INC.

            [  ]  FOR APPROVAL[  ]  AGAINST APPROVAL       [  ]  ABSTAIN

      3. APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN

            [  ]  FOR APPROVAL[  ]  AGAINST APPROVAL       [  ]  ABSTAIN

      4. RATIFICATION OF THE SELECTION OF ROBINSON BURDETTE MARTIN & COWAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR COMMENCING DECEMBER 1, 1996.

           [  ]  FOR RATIFICATION[  ]  AGAINST RATIFICATION[  ]  ABSTAIN

      5. In their discretion, upon such other matters as may properly come before the meeting.If no specification is made, this proxy will be voted FOR ALL nominees listed above and FOR APPROVAL of Proposals 2, 3, and 4.

      Please indicate whether or not you plan to attend the Annual Meeting on Thursday, September 25, 1997.

               Yes  [  ]No  [  ]

                                                     EXHIBIT A

                      1997 STOCK OPTION PLAN
                    OF DSI INDUSTRIES, INC.

          1. Purpose. Types of Awards. Construction. The purpose of the 1997 Stock Option Plan of DSI Industries, Inc. (the "Plan") is to afford an incentive to executive officers, other employees and non-employee directors and consultants of DSI Industries, Inc., a Delaware corporation (the "Company"), or any Subsidiary (as defined below), to acquire a proprietary interest in the Company, to continue as employees or non-employee directors (as the case may be), to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes the Committee as deemed below may grant stock options, stock appreciation rights and restricted stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with an award under the Plan.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any reference to a section of the Code or regulation promulgated thereunder shall also refer to any successor of such section or regulation.

          (d) "Committee" shall mean a committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act.

          (e) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

          (f) "Company" shall mean DSI Industries, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (g) "Disability" shall mean a Grantee's inability to perform his duties with the Company or any Subsidiary for more than six consecutive months by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases, and any reference to a section of the Exchange Act or rule or regulation promulgated thereunder shall also refer to any successor of such section, rule or regulation..

          (i) "Fair Market Value" per share as of a particular date shall mean (i) the average high and low trading prices per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or
      (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average high and low trading prices per share of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          (j) "Grantee" shall mean a person who receives a grant of Options, Stock Appreciation Rights or Restricted Stock under the Plan.

          (k) "Incentive Stock Option" shall mean any option intended to be, and designated as, an incentive stock option within the meaning of
      Section 422 of the Code.

          (1) "Insider" shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

          (m) "Option" or "Options" shall mean a grant to a Grantee of an option or options to purchase shares of Common Stock. Options granted by the Committee to an employee Grantee pursuant to the Plan shall constitute either Incentive Stock Options or Nonqualified Stock Options. Options granted to any consultant or non-employee director shall be Nonqualified Stock Options.

          (n) "Option Price" shall mean the exercise price of an Option per share of Common Stock covered by the Option.

          (o) "Option Term" shall mean the period (determined at the Option's grant) from its date of grant to the last date on which it can be exercised. The Option Term of any Incentive Stock Option or any Option granted to any consultant or non-employee director shall not be longer than ten (10) years. The Option Term of any Incentive
      Stock Option granted to a Ten Percent Stockholder shall not be longer than five (5) years.

          (p) "Plan" means this 1997 Stock Option Plan of DSI Industries, Inc., as amended from time to time.

          (q) "Retirement" shall mean a Grantee's retirement in accordance with the terms of any pension or retirement plan adopted by the Company (or any Subsidiary), if any, as the case may be, on the normal retirement date prescribed from time to time by the Company or such Subsidiary.

          (r) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (s) "Stock Appreciation Right" shall mean the right, granted to a Grantee under Section 9, to be paid an amount measured by the appreciation in the Fair Market Value of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Common Stock as specified in the award or determined by the Committee.

          (t) "Subsidiary" shall be as defined in Section 424(f) of the Code and shall include a subsidiary of any subsidiary.

          (u) "Ten Percent Stockholder" shall mean an employee Grantee who, at the time an Incentive Stock Option is granted to such Grantee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

          3. Administration. The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights and Restricted Stock; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

          No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

          4. Eligibility. Awards may be granted to executive officers and other key employees, including officers and directors who are employees, and to non-employee directors of and consultants to the Company, except as proscribed by the Exchange Act or the Code.
      In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

          5. Stock. The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 1,150,000 shares, subject to adjustment as provided in Section 11 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. For purposes of this Section 5, where the exercise price of an Option is paid in Common Stock pursuant to Section 6(d) of the Plan, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed
      "issued" for purposes of the Plan.

          If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right), without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan; provided, however, that, in the case of the cancellation or forfeiture of Restricted Stock with respect to which dividends have been paid or accrued, the number of shares with respect to such Restricted Stock shall not be available for subsequent grants hereunder unless, in the case of shares with respect to which dividends were accrued but unpaid, such dividends are also canceled or forfeited.

          6. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the "Option Agreement"), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option
      Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement.

          (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

          (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

          (c) Option Price. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock covered by the Option on the date of grant, and in any case shall not be less than the par value of a share of the Common Stock covered by the Option. The Option Price shall be subject to adjustment as provided in Section 11 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

          (d) Medium and Time of Payment. Payment of the Option Price may be made (as determined by the Board) (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such Option Price, or, if permitted by the
      Committee: (iii) by promissory note issued by the Grantee in favor of the Company in an amount equal to such Option Price and payable on terms prescribed by the Committee and which provides for the payment of interest at a fair market rate, as determined by the Committee, (iv) by delivery of capital stock to the Company having a Fair Market Value (determined on the date of exercise) equal to the Option Price, (v) by agreeing with the Company to cancel a portion of the exercisable Options issued hereunder to such Grantee having a value (measured as the difference between the current Fair Market Value (determined on the date of exercise) and the Option Price of the Common Stock subject to such portion) equal to the Option
      Price; or (vi) by any combination of the methods of payment described in (i) through (v) above.

          (e) Term and Exercisability of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committe; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Each Option Agreement shall provide an Option Term which shall be ten (10) years from the date of the grant of the Option, unless otherwise provided in Section 2 hereof or otherwise determined by the Committee. The Option Term shall be subject to earlier expiration as provided in Sections 6(f )and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

          (f) Termination of Employee Grantee. Except as provided in this
      Section 6(f) and in Section 6(g) hereof, an Option granted to an employee of the Company or a Subsidiary thereof may be exercised only if the employee Grantee is then in the employ of the Company or a Subsidiary thereof (or a corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies (or a parent or subsidiary corporation of such corporation)), and the Grantee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an employee Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable on the date of such termination shall continue to be exercisable for three months after the date of such termination (or such longer period as the Committee shall prescribe in the case of Nonqualified Stock Options). Notwithstanding the foregoing provisions of this Section 6(f), no Option may be exercised later than the expiration of its Option Term. To the extent that any Option is not exercisable on the date of such termination of employment, its Option Term shall expire on such date.

          (g) Termination of Employee Grantee by Death, Disability or Retirement. If an employee Grantee shall die while employed by the Company or a Subsidiary thereof, or within three months after the date of termination of such Grantee's employment (or within such longer period as the Committee may have provided for exercise of the Grantee's Options after termination of the Grantee's employment pursuant to Section 6(f) hereof, or if the employee Grantee's employment shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent such Options are exercisable on the date the Grantee's employment is terminated by such death or Disability) may be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of death or Disability of the Grantee, at any time within six months after the death or Disability of the Grantee. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or Disabled Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representatives to exercise such Option. In the event that the employment of an employee Grantee shall terminate on account of such Grantee's Retirement, all Options of such Grantee (to the extent such Options are exercisable on the date of the Grantee's retirement) may be exercised at any time within three months after the date of such Retirement. Notwithstanding the foregoing provisions of this Section 6(g), no Option may be exercised later than the expiration of its Option Term. To the extent that any Option is not exercisable on the date of such termination of employment by reason of death, Disability or Retirement, its Option Term shall expire on such date.

          (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

          7. Nonqualified Stock Options. Options granted pursuant to this
      Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in
      Section 6 hereof. At the discretion of the Committee, the early termination provisions contained in Section 6 hereof may be waived by the Committee as evidenced by their exclusion from any Option Agreement.

          8. Incentive Stock Options. Options granted pursuant to this
      Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof.

          (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan (and all other plans of an employee
      Grantee's employer corporation and its parent and subsidiary corporations) become exercisable for the first time by the Grantee during any calendar year shall not exceed $100,000. To the extent that the grant of an Option results in the aggregate Fair Market
      Value (determined at the time of grant) of the Common Stock (or other capital stock of the Company or any subsidiary) with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and subsidiary corporations) to exceed $100,000, such Option shall be treated as a Nonqualified Stock Option to the extent of such excess. The provisions of this subsection shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant an Incentive Stock Option and a Nonqualified Stock Option concurrently under a single stock option Agreement so long as each Option is clearly identified as to its status.

          (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one-hundred-ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the Option Term shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

          (c) Disqualifying Dispositions of Incentive Stock Options. If Common Stock acquired upon exercise of any Incentive Stock
      Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the Grantee from the application of Section 421(a) of the Code, the Grantee immediately before such disposition of Common Stock shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

          9. Stock Appreciation Rights. The Committee shall have authority to grant a Stock Appreciation Right to the employee Grantee of any Option under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A Stock
      Appreciation Right shall, except as provided in this Section 9, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall time to time approve.

          (a) Time of Grant. A Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option; provided, however, that Stock Appreciation Rights related to Incentive Stock Options may only be granted at the time of grant of the related Option.

          (b) Payment. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d).

          (c) Exercise. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common
      Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

          (d) Amount Payable. Upon the exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Option Price under the related Option, by (ii) the number of shares of Common Stock as to which such Stock
      Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.

          (e) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

          (f) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Option Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

          (g) Form of Payment. Payment of the amount determined under
      Section 9(d), may be made solely in whole shares of Common Stock in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 9(d) to an Insider, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

          10. Restricted Stock. The Committee may award shares of Restricted Stock to any eligible employee. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

          (a) Number of Shares. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

          (b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate including the satisfaction of performance criteria. Certificates for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee.
      In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

          (c) Forfeiture. Subject to such exceptions as may be determined by the Committee, if the Grantee's continuous employment with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Section 10(e) hereof shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company or a Subsidiary at no cost to the Company or Subsidiary.

          (d) Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such shares, subject to Section 10(b) hereof, including the right to receive dividends with respect to such shares and to vote such shares.

          (e) Accelerated Lapse of Restrictions. The Committee shall have the authority (and the Agreement may, but need not, so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

          11. Effect of Certain Changes. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options or the applicable market value of Stock Appreciation Rights shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.
      If the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, a Grantee shall at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his award the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his award and that his award shall have been fully vested at the time of such event; provided, however, that in any of such events the Committee shall have the discretionary power to take any action necessary or appropriate to prevent Incentive Stock Options granted hereunder from being disqualified as Incentive Stock Options. Any adjustment under this Section shall apply proportionately to only the unexercised portion of any award granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

          12. Surrender and Exchange of Awards. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to an employee or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the employee Grantee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Grantee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. The Committee may also grant Restricted Stock in exchange for Surrendered Options to any holder of such Surrendered Option.

          13. Period During Which Awards May Be Granted. Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

          14. Nontransferability of Awards. Awards may be granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative. No award granted under the Plan shall be subject to execution, attachment or other process.

          15. Approval of Shareholders. The Plan shall take effect as of the date determined by the Board in its adoption of the Plan but the Plan (and any grants of awards made prior to the shareholder approval described in this sentence shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board.

          16. Agreement by Employee Grantee Regarding Withholding
      Taxes. If the Committee shall so require, as a condition of exercise of an Option or Stock Appreciation Right or the expiration of the Restricted Period (each a "Tax Event"), each employee Grantee shall agree that, no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that an employee Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock.

          17. Amendment and Termination of the Plan.

          (a)The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

          (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with applicable state law.

          (c) The Board of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not (i) modify or amend the Plan in any way that would disqualify any Option issued pursuant to the Plan as an Incentive Stock Option, or (ii) without approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with applicable state law increase (except as provided by Section 11) the maximum number of Common Shares as to which awards may be granted under the Plan or change the class of persons eligible to receive award under the Plan.

          (d) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any awards without the consent of the Grantee thereof.

          18. Rights as a Shareholder. Except as provided in Section 10(d) hereof, a Grantee of an award (or any individual acquiring rights under such award from the Grantee) shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate for such shares to the Grantee (or such individual). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

          19. No Rights to Employment. Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any Subsidiary.

          20. Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

          21. Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

          22. Effective Date and Duration of the Plan. This Plan shall be effective as of the date determined by the Company, subject to the approval of the Plan by the stockholders of the Company, and shall terminate on the tenth anniversary of such date, unless earlier terminated pursuant to Section 17 hereof. No awards shall be granted after termination of the Plan.

          23. Leave of Absence. For purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the United States or any state government) shall be considered as remaining in the employ of the Company or of a subsidiary corporation, if any, for 90 days or such longer period as shall be determined by the Committee.

          24.  Further Conditions of Exercise.

          (a) Unless prior to the exercise of an award, the Common Stock issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the acceptance of such award and the notice of exercise with respect to such award shall be accompanied by a representation or agreement deemed hereunder to have been made by the Grantee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

          (b) Anything in subsection (a) of this Section 24 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Stock until they have been listed on each securities exchange on which the Common Stock may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.